                                                                Exhibit 10.35
                                                                [EXECUTION COPY]



                         FIFTH AMENDMENT TO CREDIT AGREEMENT

    THIS FIFTH AMENDMENT, dated as of August 29, 1997 (this "Amendment"), to the Credit Agreement referred to below is entered into among AAF-McQUAY INC. (formerly known as SnyderGeneral Corporation), a Delaware corporation (the "U.S. Borrower"), the Lenders parties hereto, THE BANK OF NOVA SCOTIA ("Scotiabank") and BANK BUMIPUTRA MALAYSIA BERHAD, NEW YORK BRANCH as the managing agents (collectively referred to as the "Managing Agents") for the Lenders, and Scotiabank as the administrative agent (the "Administrative Agent") for the Lenders.

                                 W I T N E S S E T H:

    WHEREAS, the U.S. Borrower, the Lenders and the Agents have entered into the Credit Agreement, dated as of July 21, 1994 (as amended or otherwise modified prior to the date hereof, the "Existing Credit Agreement");

    WHEREAS, the U.S. Borrower has requested in a letter dated August 15, 1997, to the Administrative Agent that the Revolving Loan Commitment Amount be permanently reduced on the Fifth Amendment Effective Date from $100,000,000 to $80,000,000 (the "Revolving Loan Commitment Amount Reduction");

    WHEREAS, the U.S. Borrower has requested the Lenders to amend the Existing Credit Agreement in certain respects as set forth below; and

    WHEREAS, the Lenders and the Agents are willing, on and subject to the terms and conditions set forth below, to amend the Existing Credit Agreement as provided below (the Existing Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Credit Agreement");

    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the U.S. Borrower and the Lenders hereby agree as follows.

                                        PART I

                                     DEFINITIONS

    SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

    "Administrative Agent" is defined in the preamble.

    "Amendment" is defined in the preamble.

    "Amendment No. 5" is defined in Subpart 3.1.

    "Credit Agreement" is defined in the third recital.

    "Existing Credit Agreement" is defined in the first recital.

    "Fifth Amendment Effective Date" is defined in Subpart 3.1.

    "Managing Agents" is defined in the preamble.

    "Scotiabank" is defined in preamble.

    "U.S. Borrower" is defined in the preamble.

    SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                       PART II

                                  AMENDMENTS TO THE
                              EXISTING CREDIT AGREEMENT;
                                  BARRY BLOWER SALE

    Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II and the date for the consummation of the sale of the Borrower's Barry Blower business unit is extended on the terms set forth in Subpart 2.3; except as so amended or modified by this Amendment, the Existing Credit Agreement and May, 1997 Consent shall continue in full force and effect.

    SUBPART 2.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 and 2.1.2.

    SUBPART 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical order:

         "Computer Capital Expenditures" means Capital Expenditures made by the U.S. Borrower or its Subsidiaries for the purchase of computer hardware, software and consulting services and related expenses in connection with the upgrade of its computer systems.

         "Fifth Amendment" means the Fifth Amendment to this Agreement, dated as of August 29, 1997, among the U.S. Borrower and the Lenders parties thereto.

         "Fifth Amendment Effective Date" is defined in Subpart 3.1 of the Fifth Amendment.

         "May, 1997 Consent" means the Consent and Limited Waiver relating to (inter alia), the sale of the Borrower's Barry Blower business unit, as previously executed and delivered by the Borrower and the Lenders.

    SUBPART 2.1.2. Section 1.1 of the Existing Credit Agreement is hereby further amended as follows:

    (a) The definition of "Applicable Base Rate Margin" is hereby amended in its entirety to read as follows:

         "Applicable Base Rate Margin" means, with respect to any Revolving Loan, Swing Line Loan or Term-A Loan made or maintained as a Base Rate Loan on or after the Fifth Amendment Effective Date, a per annum rate of interest determined by reference to the Leverage Ratio and Interest Coverage Ratio, in each case as indicated in the Compliance

Certificate most recently delivered pursuant to clause (c) of Section 7.1.1, equal to:

              (a) 0% if the Leverage Ratio is less than 3.0:1 and the Interest Coverage Ratio is greater than 4.0:1;

              (b) .25% if the Leverage Ratio is less than 3.5:1 and the Interest Coverage Ratio is greater than 3.5:1 and the foregoing clause
         (a) does not apply;

              (c) .375% if the Leverage Ratio is less than 3.75:1 and the Interest Coverage Ratio is greater than 3.25:1 and the foregoing clauses (a) and (b) do not apply;

              (d) .50% if the Leverage Ratio is less than 4.0:1 and the Interest Coverage Ratio is greater than 3.0:1 and the foregoing clauses (a), (b) and (c) do not apply;

              (e) .625% if the Leverage Ratio is less than 4.25:1 and the Interest Coverage Ratio is greater than 2.75:1 and the foregoing clauses (a), (b), (c) and (d) do not apply;

              (f) .875% if the Leverage Ratio is less than 4.50:1 and the Interest Coverage Ratio is greater than 2.50:1 and the foregoing clauses (a), (b), (c), (d) and (e) do not apply; and

              (g) 1.00% if the Leverage Ratio is greater than or equal to 4.50:1 or the Interest Coverage Ratio is less than or equal to 2.50:1;

    provided, that the Applicable Base Rate Margin shall only be decreased from the then existing Applicable Base Rate Margin if each of the Interest Coverage Ratio and Leverage Ratio (as reflected in the most recently delivered Compliance Certificate) is contained within the ranges set forth in the same clause (a), (b), (c), (d), (e) or (f) above; provided further, that in the event the U.S. Borrower fails to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter as required pursuant to clause (c) of Section 7.1.1, the Applicable Base Rate Margin from and including the 46th day after the end of such Fiscal Quarter to but not including the date the U.S. Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively be equal to 1.0%.

     (b) The definition of "Applicable L/C Rate Margin" is hereby amended in its entirety to read as follows:

         "Applicable L/C Rate Margin" means, with respect to any Letter of Credit, on or at any time after the Fifth Amendment Effective Date, a per annum rate determined by reference to the Leverage Ratio and Interest Coverage Ratio, in each case as indicated in the Compliance Certificate most recently delivered pursuant to clause (c) of Section 7.1.1, equal to:

              (a) 1.0% if the Leverage Ratio is less than 3.0:1 and the Interest Coverage Ratio is greater than 4.0:1;

              (b) 1.25% if the Leverage Ratio is less than 3.5:1 and the Interest Coverage Ratio is greater than 3.5:1 and the foregoing clause
         (a) does not apply;

              (c) 1.375% if the Leverage Ratio is less than 3.75:1 and the Interest Coverage Ratio is greater than 3.25:1 and the foregoing clauses (a) and (b) do not apply;

              (d) 1.50% if the Leverage Ratio is less than 4.0:1 and the Interest Coverage Ratio is greater than 3.0:1 and the foregoing clauses (a), (b) and (c) do not apply;

              (e) 1.625% if the Leverage Ratio is less than 4.25:1 and the Interest Coverage Ratio is greater than 2.75:1 and the foregoing clauses (a), (b), (c) and (d) do not apply;

              (f) 1.875% if the Leverage Ratio is less than 4.50:1 and the Interest Coverage Ratio is greater than 2.50:1 and the foregoing clauses (a), (b), (c), (d) and (e) do not apply; and

              (g) 2.125% if the Leverage Ratio is greater than or equal to 4.50:1 or the Interest Coverage Ratio is less than or equal to 2.50:1;

    provided, that the Applicable L/C Rate Margin shall only be decreased from the then existing Applicable L/C Rate Margin if each of the Interest Coverage Ratio and Leverage Ratio (as reflected in the most recently delivered Compliance Certificate) is contained within the ranges set forth in the same clause (a), (b), (c), (d), (e) or (f) above; provided further, that in the event the U.S. Borrower fails to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter as required pursuant to clause (c) of Section 7.1.1, the Applicable L/C Rate Margin from and including the 46th day after the end of such Fiscal Quarter to but not including the date the U.S. Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively be equal to 2.125%.

    (c) The definition of "Applicable LIBO Rate Margin" is hereby amended in its entirety to read as follows:

         "Applicable LIBO Rate Margin" means, with respect to any Revolving Loan, Swing Line Loan or Term-A Loan made or maintained as a LIBO Rate Loan on or after the Fifth Amendment Effective Date, a per annum rate of interest determined by reference to the Leverage Ratio and Interest Coverage Ratio, in each case as indicated in the Compliance Certificate most recently delivered pursuant to clause (c) of Section 7.1.1, equal to:

              (a) 1.0% if the Leverage Ratio is less than 3.0:1 and the Interest Coverage Ratio is greater than 4.0:1;

              (b) 1.25% if the Leverage Ratio is less than 3.5:1 and the Interest Coverage Ratio is greater than 3.5:1 and the foregoing clause
         (a) does not apply;

              (c) 1.375% if the Leverage Ratio is less than 3.75:1 and the Interest Coverage Ratio is greater than 3.25:1 and the foregoing clauses (a) and (b) do not apply;

              (d) 1.50% if the Leverage Ratio is less than 4.0:1 and the Interest Coverage Ratio is greater than 3.0:1 and the foregoing clauses (a) ,(b) and (c) do not apply;

              (e) 1.625% if the Leverage Ratio is less than 4.25:1 and the Interest Coverage Ratio is greater than 2.75:1 and the foregoing clauses (a), (b), (c) and (d) do not apply;

              (f) 1.875% if the Leverage Ratio is less than 4.50:1 and the Interest Coverage Ratio is greater than 2.50:1 and the foregoing clauses (a), (b), (c), (d) and (e) do not apply; and

              (g) 2.125% if the Leverage Ratio is greater than or equal to 4.50:1 or the Interest Coverage Ratio is less than or equal to 2.50:1;

    provided, that (x) the Applicable LIBO Rate Margin shall not apply to Swing Line Loans and (y) the Applicable LIBO Rate Margin shall only be decreased from the then existing Applicable LIBO Rate Margin if each of the Interest Coverage Ratio and Leverage Ratio (as reflected in the most recently delivered Compliance Certificate) is contained within the ranges set forth in the same clause (a), (b), (c), (d), (e) or (f) above; provided further, that in the event the U.S. Borrower fails to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter as required pursuant to clause (c) of Section 7.1.1, the Applicable LIBO Rate Margin from and including the 46th day after the end of such Fiscal Quarter to but not including the date the U.S. Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively be equal to 2.125%.

    (d) Clause (i) of the proviso contained in the definition of "EBITDA" is hereby amended in its entirety to read as follows:

          "(i) exclude non-cash charges associated with the recording of expenses in connection with an Approved Equity Compensation Plan (it being agreed that any cash expenses associated with an Approved Equity Compensation Plan shall reduce EBITDA Dollar for Dollar on the date incurred)"

    (e) Clause (b)(iii) of the definition of "Fixed Charge Coverage Ratio" is hereby amended in its entirety to read as follows:

         "(iii) Base Capital Expenditures (other than Computer Capital Expenditures, in an amount not to exceed $10,000,000 over the term of this Agreement)"

    (f) Clause (b)(iii) of the definition of "Unconsolidated Fixed Charge Coverage Ratio" is hereby amended in its entirety to read as follows:

         "(iii) Capital Expenditures of the U.S. Borrower and its U.S. Subsidiaries (exclusive of (i) Capital Expenditures made by Foreign Subsidiaries and (ii) Computer Capital Expenditures in an amount not to exceed $10,000,000 over the term of this Agreement) made during such period"

    SUBPART 2.2. Amendments to Article VII. Article VII of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.2.1 through 2.2.3.

    SUBPART 2.2.1. Clauses (b), (d) and (e) of Section 7.2.4 of the Existing Credit Agreement are hereby amended in their entirety to read as follows:

         (b) Leverage Ratio. The U.S. Borrower will not permit the Leverage Ratio as of the end of any Fiscal Quarter during any period (or such Fiscal Quarter) set forth below to be greater than the ratio set forth opposite such period (or such Fiscal Quarter):



                                   Maximum Leverage
     Period                             Ratio
     -------                       ----------------
03/29/96 through
  (and including)
  09/27/96                             4.25:1.0

12/27/96 through (and
  including) 03/28/97                  4.00:1.0

06/27/97                               4.50:1.0

09/27/97 through (and
  including) 12/27/97                  4.75:1.0

03/28/98                               4.50:1.0

06/27/98                               4.25:1.0

09/26/98                               4.00:1.0

12/26/98                               3.60:1.0

03/27/99                               3.50:1.0

06/30/99                               3.25:1.0

09/30/99 and each
  Fiscal Quarter
  thereafter                           3.00:1.0

         (d) Interest Coverage Ratio. The U.S. Borrower will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter during any period (or such Fiscal Quarter) set forth below to be less than the ratio set forth opposite such period (or such Fiscal Quarter):



                                       Interest
                                       Coverage
       Period                            Ratio
      --------                         ---------
03/29/96 through (and
  including) 06/28/96                  2.50:1.0

09/27/96                               2.75:1.0

12/27/96 through (and
  including) 03/28/97                  3.00:1.0

06/27/97                               2.50:1.0

09/27/97 through (and
  including) 12/27/97                  2.35:1.0

03/28/98 through (and
  including) 06/27/98                  2.50:1.0

09/26/98                               2.60:1.0

12/26/98                               2.75:1.0

03/27/99 through (and
  including) 06/30/99                  3.00:1.0

09/30/99 and each
  Fiscal Quarter
  thereafter                           3.50:1.0


         (e) Fixed Charge Coverage Ratio. The U.S. Borrower will not permit the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter during any period (or such Fiscal Quarter) set forth below to be less than the ratio set forth opposite such period (or such Fiscal Quarter):



                                      Fixed Charge
                                        Coverage
    Period Quarter                        Ratio
    --------------                    ------------

Effective Date through
  (and including)
  06/27/97                             1.10:1.0

09/27/97 through (and
  including) 12/27/97                  0.95:1

03/28/98                               1.00:1

06/27/98 through (and
  including) 12/26/98                  1.05:1

03/27/99 and each
  Fiscal Quarter
  thereafter                           1.10:1

    SUBPART 2.2.2. Clause (h) of Section 7.2.5 of the Existing Credit Agreement is hereby amended by deleting the figure "$5,000,000" and inserting the figure "$10,000,000" in its place.

    SUBPART 2.2.3. Section 7.2.7 of the Existing Credit Agreement is hereby amended by deleting the amount "$19,000,000" set forth opposite the Fiscal Year "1998" and inserting the figure "$25,000,000" in its place.

    SUBPART 2.3. Extension of Sale Date (Barry Blower Business Unit). The parties hereto agree to the sale of the Borrower's Barry Blower business unit on or prior to October 31, 1997

(instead of during the Fiscal Year 1997), provided that such sale is otherwise consummated on the terms and conditions set forth in the May, 1997 Consent.

    SUBPART 2.4. Covenant Compliance; Rates and Fees in respect of Loans and Letters of Credit outstanding or issued prior to the Fifth Amendment Effective Date. Notwithstanding anything in the foregoing to the contrary, any determination of applicable interest rates and fees in respect of Loans and Letters of Credit outstanding or issued under the Existing Credit Agreement prior to the Fifth Amendment Effective Date, and any determination of compliance with the provisions of the Existing Credit Agreement (including with the financial covenants set forth in Section 7.2.4 of the Existing Credit Agreement) for any period prior to the Fifth Amendment Effective Date, shall be made pursuant to the terms of the Existing Credit Agreement as in effect immediately prior to the Fifth Amendment Effective Date and the defined terms applicable to any such determination shall have the meanings provided in the Existing Credit Agreement as in effect immediately prior to the Fifth Amendment Effective Date.


                                       PART III

                             CONDITIONS TO EFFECTIVENESS

    SUBPART 3.1. Fifth Amendment Effective Date. This Amendment, and the amendments and modifications contained herein, shall be and become effective on the date (the "Fifth Amendment Effective Date") when each of the conditions set forth in this Subpart 3.1 shall have been fulfilled to the satisfaction of the Administrative Agent (whereupon this Amendment shall be known and may be referred to as "Amendment No. 5").

    SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the U.S. Borrower and the Required Lenders.

    SUBPART 3.1.2. Affirmation and Consent. The Administrative Agent shall have received, with counterparts for each Lender, a duly executed copy of the Obligor Affirmation and Consent to this Amendment, substantially in the form of Annex I hereto and duly executed and delivered by each of the Obligors other than the Borrower.

    SUBPART 3.1.3. Resolutions, etc. The Administrative Agent shall have received from each of McQuay-TPC Corp., a Delaware corporation ("McQuay-TPC"), and TriState McQuay (formerly known as Thermal Products Company) ("TPC"), a certificate, dated the Fifth Amendment Effective Date, of such Obligor's Secretary or Assistant Secretary or the Secretary or Assistant Secretary of its general partner, as the case may be, as to

         (a) resolutions of its Board of Directors or partnership action, as the case may be, then in full force and effect authorizing the execution, delivery and performance of the Obligor Guaranty, the Obligor Security Agreement and each other Loan Document to be executed by it; and

         (b) the incumbency and signatures of those of its officers or the officers of its general partner, as the case may be, authorized to act with respect to the Obligor Guaranty, the Obligor Security Agreement and each other Loan Document executed by it, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of such Obligor or such Obligor's general partner, as the case may be, canceling or amending such prior certificate.

    SUBPART 3.1.4. U.S. Borrower Pledge Agreement. The Administrative Agent shall have received, with counterparts for each Lender, a duly executed copy of a supplement to the U.S. Borrower Pledge Agreement, dated on or prior to the date hereof, duly executed and delivered by an Authorized Officer of the U.S. Borrower, with a stock certificate evidencing all of the issued and outstanding shares of capital stock of McQuay-TPC, which stock certificate shall be accompanied by an undated stock power duly executed in blank; and the Administrative Agent and its counsel shall be satisfied that

         (a) the Lien granted to the Administrative Agent, for the benefit of the Agents, the Issuers and the Lenders, in all Pledged Shares is a first priority security interest; and

         (b) no Lien exists on any Pledged Shares other than the Lien created in favor of the Administrative Agent, for the benefit of the Agents, the Issuers and the Lenders, pursuant to the U.S. Borrower Pledge Agreement.

    SUBPART 3.1.5. Obligor Guaranty. The Administrative Agent shall have received, with counterparts for each Lender, a supplement to the Obligor Guaranty, in each case dated as of the Fifth Amendment Effective Date and duly executed and delivered by an Authorized Officer of McQuay-TPC and TPC.

    SUBPART 3.1.6. Security Agreements. The Administrative Agent shall have received executed counterparts of a supplement to the Obligor Security Agreement, in each case dated as of the Fifth Amendment Effective Date and duly executed and delivered by an Authorized Officer of McQuay-TPC and TPC, together with

         (a) Uniform Commercial Code financing statements (Form UCC-1), naming such Obligor, as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to such Obligor Security Agreement; and

         (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (other than Liens permitted by clauses (c) and (e) of Section 7.2.3) and other rights of any Person in any collateral described in the Obligor Security Agreement previously granted by such Obligor.

    SUBPART 3.1.7. Amendment Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be,

         (a) all fees, costs and expenses due and payable as of the Fifth Amendment Effective Date (including pursuant to Section 10.3 of the Existing Credit Agreement); and

         (b) an amendment fee in an amount equal to 10 basis points on the amount of each Lender's Percentage of the Revolving Loan Commitment multiplied by the Revolving Loan Commitment Amount (after giving effect to the Revolving Loan Commitment Amount Reduction) and the outstanding principal amount of Term Loans owing to such Lender, but payable only to each Lender that has telecopied its executed signature page to this Amendment to the Administrative Agent (Attn: Meredith Wedeking) at telecopy number 212-225-5090 prior to 12:00 noon (New York time) on August 29, 1997.

    SUBPART 3.1.8.  Legal Details, etc.   All documents executed or submitted
pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.


                                       PART IV

                            MISCELLANEOUS; REPRESENTATIONS

    SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendment.

    SUBPART 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

    SUBPART 4.3. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the U.S. Borrower or any other Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the other Loan Documents.

    SUBPART 4.4. Payment of Fees and Expenses. The U.S. Borrower hereby agrees to pay and reimburse the Administrative Agent for all of its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including all reasonable fees and disbursements of counsel to the Administrative Agent.

    SUBPART 4.5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    SUBPART 4.6. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

    SUBPART 4.7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

    SUBPART 4.8. Compliance with Warranties, No Default, etc. After giving effect to the occurrence of the Fifth Amendment Effective Date and the amendments to the Existing Credit Agreement set forth above, the U.S. Borrower represents and warrants to the Agents and the Lenders that the following statements are true and correct:

         (a) the representations and warranties set forth in Article VI (excluding, however, those contained in Section 6.7 and clause (c) of Section 6.11) of the Existing Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

         (b) except as disclosed by the U.S. Borrower to the Administrative Agent and the Lenders pursuant to Section 6.7 of the Existing Credit Agreement and clause (c) of Section 6.11 of the Existing Credit Agreement,

              (i) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the U.S. Borrower, threatened against the U.S. Borrower or any of its Subsidiaries which is reasonably likely to materially adversely affect the U.S. Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Amendment, the Existing Credit Agreement or any other Loan Document; and

              (ii) no development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 of the Existing Credit Agreement or clause (c) of Section 6.11 of the Existing Credit Agreement which is reasonably likely to materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the U.S. Borrower and its Subsidiaries; and

         (c)  no Default shall have then occurred and be continuing.

    SUBPART 4.9. Additional General Representations. In order to induce the Lenders and the Agents to enter into this Amendment, the U.S. Borrower hereby additionally represents and warrants as follows:

         (a) the execution and delivery of this Amendment and the performance by the U.S. Borrower, each of its Subsidiaries and each other Obligor of each of their respective obligations hereunder, under each other Loan Document and under the Existing Credit Agreement as amended hereby are within such Person's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not (i) contravene such Person's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Person or (iii) result in, or require the creation or imposition of, any Lien on any of such Person's properties (other than pursuant to a Loan Document); and

         (b) this Amendment, each other Loan Document and the Existing Credit Agreement as amended hereby are the legal, valid and binding obligations of the U.S. Borrower, each of its Subsidiaries and each other Obligor enforceable in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                            AAF-McQUAY INC.


                            By /s/ANDREW R. MORRISON
                            Title: Corporate Secretary &
                                   CEO


                            LENDERS:

                            THE BANK OF NOVA SCOTIA


                            By/s/ J. ALAN EDWARDS
                            Title:



                            BANK BUMIPUTRA MALAYSIA BERHAD, NEW
                                 YORK BRANCH


                            By /s/ABDUL NADIR MAHAMUND
                            Title:  General Manager



                            BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION


                            By /s/AUTHORIZED SIGNATURE
                            Title:  Vice President

                            CITICORP USA, INC.


                            By /s/AUTHORIZED SIGNATURE
                            Title:  Vice President

                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                 LIMITED NEW YORK BRANCH


                            By /s/SHUICHI TAJIMA
                            Title:  Deputy General Manager



                            SOCIETE GENERALE, SOUTHWEST AGENCY


                            By /s/LOUIS P. LaVILLE, III
                            Title:  Vice President



                            COMERICA BANK


                            By /s/AUTHORIZED SIGNATURE
                            Title:  International Banking
                                    Officer

                            RESTRUCTURED OBLIGATIONS BACKED BY
                                 SENIOR ASSETS B.V.

                            By Chancellor Senior Secured
                               Management, Inc., as
                               Portfolio Advisor

                            By /s/REGINALD J. WOODARD
                            Title:  Assistant Vice President

                            CRESCENT/MACH I PARTNERS, L.P.

                            By TCW Asset Management Company,
                               its Investment Manager

                            By /s/AUTHORIZED SIGNATURE
                            Title:

                            CERES FINANCE LTD.

                            By /s/AUTHORIZED SIGNATURE
                            Title: Director

                            STRATA FUNDING LTD.

                            By /s/AUTHORIZED SIGNATURE
                            Title:  Director